UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
December 14, 2005

(Date of Earliest Event Reported: December 13, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On December 13, 2005, our Board of Directors elected Ferrell P. McClean to serve on the Board of Directors to be effective as of January 1, 2006.  Ms. McClean is not expected to serve on any committees of the Board at this time.  There are no material relationships or transactions between  Ms. McClean and El Paso or any of El Paso's directors, executive officers, or major security holders, or the immediate family members of any such person. In addition, there are no family relationships between Ms. McClean and any director or executive officer of El Paso.  A copy of the press release dated December 14, 2005 announcing the election of Ms. McClean is attached as Exhibit 99.A to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.A	Press Release dated December 14, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  December 14, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated December 14, 2005.